UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 16, 2021

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-16465	75-2599762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-5295
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(972) 294-1010

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RVP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 16, 2021, Retractable Technologies, Inc. (the “Company”) and Thomas J. Shaw, the Company’s CEO and President, entered into the Third Amendment to Technology License Agreement (the “Amendment”). The Technology License Agreement (the “Agreement”), originally dated June 23, 1995, grants to the Company the exclusive license to manufacture, market, sell, and distribute certain products, improvements, and patents. The Amendment expands the scope of the Agreement and provides additional protection to the parties in the event of a Hostile Takeover, as defined by the Amendment. Under the Amendment, under certain conditions, Mr. Shaw is granted the unilateral right to terminate the Agreement or cancel or convert a license under the Agreement from exclusive to nonexclusive following a Hostile Takeover. While there is no known immediate threat of a Hostile Takeover, the Company has strengthened its balance sheets in recent periods. The Amendment expresses the alignment of the Company and Mr. Shaw in fostering the Company’s strategy of promoting future growth in sales of the licensed products which are beneficial to public health and safety needs in the event of any future acquisition. Additionally, the Amendment may serve to increase the Company’s options in negotiating any future business combination.

A copy of the Amendment is attached as Exhibit 10 to this Current Report on Form 8-K. The foregoing description of the Technology License Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the Technology License Agreement, as amended.

Item 8.01	Other Events.

On November 16, 2021, the Company issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99, announcing results for the first nine months of 2021.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

10	Third Amendment to Technology License Agreement

99	Press release announcing results for the first nine months of 2021

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 18, 2021	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ JOHN W. FORT III
JOHN W. FORT III
VICE PRESIDENT, CHIEF FINANCIAL OFFICER, AND CHIEF ACCOUNTING OFFICER